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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): SEPTEMBER 29, 1997



                          DAYTON SUPERIOR CORPORATION
             (Exact name of registrant as specified in its charter)

      OHIO                         1-11781                     31-0676346
(State or other                  (Commission                  (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

721 RICHARD STREET, MIAMISBURG, OHIO             45342
(Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code: (937)866-0711

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)



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Item 5. Other Events
------  ------------

         This Current Report on Form 8-K is being filed by Dayton Superior Corporation (the "Company") to report the following additional pro forma financial information with respect to the Company and Symons Corporation (all of the outstanding capital stock of which was acquired by the Company on September 29, 1997) which is being filed herewith:

      Unaudited Pro Forma Combined Balance Sheet as of September 26, 1997

              Notes to Unaudited Pro Forma Combined Balance Sheet

            Unaudited Pro Forma Combined Statement of Operations for
                    the nine months ended September 26, 1997

              Unaudited Pro Forma Combined Statement of Operations
                      for the year ended December 31, 1996

             Notes to Unaudited Pro Forma Statements of Operations

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                DAYTON SUPERIOR CORPORATION


November 20, 1997               By: /s/ JOHN A. CICCARELLI
                                    -----------------------------------
                                    John A. Ciccarelli
                                    President and Chief Executive Officer

                    PRO FORMA COMBINED FINANCIAL INFORMATION

         The unaudited pro forma combined financial information is based upon the historical consolidated financial statements of the Company and Symons Corporation (Symons) adjusted to give effect to the Acquisition and the Company's June 1996 initial public offering. The unaudited pro forma combined balance sheet gives effect to the Acquisition, including the related incurrence of debt, as if it had occurred on September 26, 1997. The unaudited pro forma combined statements of operations give effect to the Acquisition, including the portion of the Company's new Credit Agreement used to pay Symons' shareholders and to refinance Symons' long-term debt, and the June 1996 initial public offering, as if they had occurred on January 1, 1996. The unaudited pro forma combined financial information does not give effect to any other transactions (including the portion of the Company's new Credit Agreement used to refinance the Company's long-term debt) and does not purport to represent the Company's results of operations had the Acquisition and the June 1996 initial public offering, in fact, occurred on such dates, or the results that can be expected for the Company in the future. No benefits for operating synergies expected by management are included in the unaudited pro forma combined statements of operations.

Certain evaluations included herein are preliminary estimates and are expected to change upon completion of appraisals and valuations. However, in the opinion of the Company's management, the preliminary allocations are not expected to differ materially from the final allocations. The pro forma combined information should be read in conjunction with the Company's historical consolidated financial statements and the notes thereto in the Company's annual report on Form 10-K.

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                            AS OF SEPTEMBER 26, 1997
                                 (IN THOUSANDS)

                                                          The Company, as       Symons
                                                                of           Corporation,       Pro Forma
                                                           September 26,        as of          Adjustments
                                                               1997,        August 31, 1997,  Related to the  Pro Forma
                                                            As Reported      as Reported       Acquisition    Combined
                                                            -----------     ----------------  --------------  ---------
                        ASSETS

CURRENT ASSETS:
    Cash                                                     $   1,750         $    -          $     -        $  1,750
    Accounts receivable, net                                    24,103          30,826               -          54,929
    Current portion of notes receivable                             -            1,800               -           1,800
    Inventories                                                 16,762          25,710               -          42,472
    Prepaid expenses                                               984           1,293               -           2,277
    Future tax benefits                                            988            -                 510(9)       2,200
                                                                                                    702(10)
                                                             ---------         -------          -------       --------
     Total current assets                                       44,587          59,629            1,212        105,428

RENTAL EQUIPMENT, NET                                            3,102          16,767           13,700(1)      33,569
NET PROPERTY, PLANT & EQUIPMENT                                 18,391           8,964           13,699(2)      41,054
GOODWILL AND INTANGIBLE ASSETS,
     net of accumulated amortization                            56,244             962             (962)(3)     59,119
                                                                                                  2,382(4)
                                                                                                    493(8)
OTHER ASSETS                                                     1,161           1,824               -           2,985
                                                             ---------         -------          -------       --------
              Total assets                                    $123,485         $88,146         $ 30,524       $242,155
                                                             =========         =======          =======       ========

         LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
   Revolving credit loan                                     $      -          $34,886         $(34,886) (5)  $     -
   Current portion of long-term debt                             3,282           2,019           (2,019) (5)     3,282
   Accounts payable                                             11,815           8,334             -            20,149
   Accrued liabilities                                           9,180           6,933            3,000(6)      17,455
                                                                                                 (1,658)(8)
                                                             ---------         -------          -------       --------
              Total current liabilities                         24,277          52,172          (35,563)        40,886

LONG-TERM DEBT, less current portion                            35,075           6,206           41,255(7)     124,823
                                                                                                  2,382(4)
                                                                                                 39,905(5)
LONG-TERM DEBT TO SHAREHOLDER                                       -            3,000           (3,000)(5)         -
DEFERRED INCOME TAXES                                            2,352              -             9,985(9)      12,775
                                                                                                    438(10)
OTHER LONG-TERM LIABILITIES                                      1,819             275              615(8)       3,709
                                                                                                  1,000(6)
                                                             ---------         -------          -------       --------
              Total liabilities                                 63,523          61,653           57,017        182,193
                                                             ---------         -------          -------       --------

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' EQUITY:
   Class A Common Shares                                        33,234             -                -           33,234
   Class B Common Shares                                         9,749             -                -            9,749
   Additional paid-in capital                                       -                5               (5)(11)        -
   Cumulative foreign currency translation adjustment             (157)            -                -             (157)
   Retained earnings                                            17,136          26,488          (26,488)(11)    17,136
                                                             ---------         -------          -------       --------
     Total shareholders' equity                                 59,962          26,493          (26,493)        56,962
                                                             ---------         -------          -------       --------
              Total liabilities and shareholders' equity     $ 123,485         $88,146          $30,524       $242,155
                                                             =========         =======          =======       ========

                           See accompanying footnotes.

               NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET


(1) To record rental equipment at preliminary estimate of the fair value. The Company is in the process of obtaining appraisals and this amount may change. In management's opinion, the preliminary estimate is not expected to differ materially from the final appraisal.

(2) To record property, plant, and equipment at preliminary estimate of fair value. The Company is in the process of obtaining appraisals and this amount may change. In management's opinion, the preliminary estimate is not expected to differ materially from the final appraisal.

(3) To eliminate Symons' goodwill. No additional goodwill results from the Acquisition.

(4)      To record financing costs related to the Credit Facility.

(5)      To exchange Symons debt for the Company's Credit Facility

(6) To record reserves for closure of Symons facilities and severance of Symons employees.

(7)      To record portion of Credit Facility used for the Acquisition.

(8) To record unrecognized components of pension and post-retirement benefits.

(9)      To record income tax effects of entries 1, 2, 6, and 8.

(10) To record deferred taxes on Symons as a C-Corporation. No deferred taxes were recorded as an S-Corporation.

(11)     To eliminate equity of Symons.

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996
                 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)


                                       The Company,    Pro Forma        The Company,      Symons
                                       for the year   Adjustments      Pro Forma, for   Corporation
                                           ended     Related to the    The year ended    for the         Pro Forma
                                       December 31,    Company's        December 31,    year ended       Adjustments
                                          1996,      Initial Public         1996,     August 31, 1996,  Related to the   Pro Forma
                                       as Reported     Offering         as Reported    as Reported(1)    Acquisition      Combined
                                       -----------   --------------    --------------  ---------------  --------------   ---------
Net sales                              $   124,486     $       -          $124,486    $   104,488        $       -      $  228,974
Cost of sales                               86,021             -            86,021         66,304             (714)(5)     152,524
                                                                                                               913(6)
                                       -----------     ---------          --------    -----------        ---------      ----------
      Gross profit                          38,465             -            38,465         38,184             (199)         76,450
Selling, general and administrative
  expenses                                  23,637          (125)(3)        23,512         31,440           (1,200)(7)      53,752
Amortization of goodwill and
  intangibles                                1,749             -             1,749             64              (64)(8)       1,749
                                       -----------     ---------          --------    -----------        ---------      ----------
Income from operations                      13,079           125            13,204          6,680            1,065          20,949
Other expenses:
     Interest expense, net                   4,829        (1,399)(4)         3,430          4,083            3,755(9)       11,268
     Other, net                                 96             -                96           (127)               -             (31)
                                       -----------     ---------          --------    -----------        ---------      ----------
Income before income taxes and
  extraordinary item                         8,154         1,524             9,678          2,724           (2,690)          9,712
Provision (benefit) for income
  taxes                                      3,538           579(11)         4,117             60              975(10)       4,130
                                                                                                            (1,022)(11)
                                       -----------     ---------          --------    -----------        ---------      ----------
Income (loss) before extraordinary
  item                                 $     4,616     $     945          $  5,561    $     2,664        $  (2,643)     $    5,582
Income (loss) before extraordinary     ===========     =========          ========    ===========        =========      ==========
  item per common and common
  equivalent share                     $      0.94                        $   0.94                                      $     0.95
                                       ===========                       =========                                      ==========
Weighted average common and common
   equivalent shares outstanding         4,932,172                       5,888,726                                       5,888,726
                                       ===========                      ==========                                      ==========

                           See accompanying footnotes.

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 26, 1997
                 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)


                                                 The Company         Symons
                                                   for the        Corporation
                                                 nine months        for the
                                                    ended         nine months      Pro Forma
                                                September 26,        ended        Adjustments
                                                    1997,          August 31,    Related to the     Pro Forma
                                                 as Reported         1997(2)      Acquisition        Combined
                                               --------------     ------------   --------------     ---------

Net sales                                         $ 108,411          $84,914      $     -           $ 193,325
Cost of sales                                        73,389           53,144         (214)(5)         127,004
                                                                                      685(6)
                                                  ---------          -------      -------           ---------
      Gross profit                                   35,022           31,770         (471)             66,321

Selling, general and administrative
  expenses                                           19,861           26,131         (900)(7)          45,092
Amortization of goodwill and intangibles              1,392               48          (48)(8)           1,392
                                                  ---------          -------      -------           ---------
Income from operations                               13,769            5,591          477              19,837
Other expenses:
     Interest expense, net                            2,306            3,086        3,030(9)            8,422
     Other, net                                          20               91            -                 111
                                                  ---------          -------      -------           ---------
Income (loss) before income taxes                    11,443            2,414       (2,553)             11,304
Provision (benefit) for income taxes                  4,939               45          872(10)           4,886
                                                                                     (970)(11)
                                                  ---------          -------      -------           ---------
Net income                                        $   6,504          $ 2,369      $(2,455)          $   6,418
                                                  =========          =======      =======           =========
Net income per common and common
    equivalent share                              $    1.09                                         $    1.08
                                                  =========                                         =========
Weighted average common and common equivalent
   shares outstanding                             5,945,218                                         5,945,218
                                                  =========                                         =========

          NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS


(1) It is not practicable to obtain financial statements of Symons for a twelve-month period within 93 days of the Company's year-end. Accordingly, Symons' statement of operations for the year ended August 31, 1996 is combined with the Company's consolidated statement of operations for the year ended December 31, 1996 for presentation of full year pro forma results.

(2) The Company's consolidated statement of operations for the nine months ended September 26, 1997 is combined with Symons' statement of operations for the nine months ended August 31, 1997.

(3)      To eliminate management fee paid to Ripplewood Holdings.

(4) To record decrease in interest expense from the use of proceeds of the Company's initial public offering to retire long-term debt.

(5) To record a.) net change in Symons' rental equipment depreciation, attributable to increased depreciation related to recording rental equipment at fair value, and for decreased depreciation that conforms Symons to the Company's depreciation policy and b.) increased cost of goods sold on the sale of used equipment, attributed to recording rental equipment at fair value.

(6) To record higher depreciation attributed to step up of property, plant and equipment values to fair value over a weighted average of 15 years, including the effects of non-depreciable land.

(7) To remove the expenses attributed to Symons' shareholders. No benefit for operating synergies is reflected.

(8)      To remove Symons goodwill amortization.

(9) To record increase in interest expense, including amortization of financing costs, on the Credit Facility, including exchanging Symons' debt for the Company's Credit Facility.

(10) To record income taxes on Symons as a C-Corporation rather than an S-Corporation.

(11)     To record income tax effect of previous entries.